Supplement to

CALVERT WORLD VALUES FUND, INC.
Calvert Capital Accumulation Fund
Calvert World Values International Equity Fund
Calvert International Opportunities Fund

Statement of Additional Information dated January 31, 2010,

Date of Supplement: November 30, 2010

Jeremy Tigue, Terry Coles and Giles Money no longer serve on the F&C Management Limited portfolio management team for Calvert International Opportunities Fund.  Accordingly, under the section “Portfolio Manager Disclosure” on page 30, delete all references to those individuals.

The section “Method of Distribution” on page 46 is amended to state that expenses under Calvert Capital Accumulation Fund’s Class A Plan may not exceed, on an annual basis, 0.25% of the Fund’s Class A average daily net assets.